UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2024

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574 -4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Sharps Technology, Inc. (the “Company”) is furnishing this Amendment No. 1 to the Form 8-K filed by the Company on May 30, 2024, for the sole purpose of providing a correction to the share numbers referenced in the item 1.01 disclosure below, as well as the reference to the registration statement on Form S-1 (file No. 333-269743); and to include an amendment to exhibit 10.1 annexed hereto to this current report.

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2024, Sharps Technology, Inc. (the “Company”) entered into a warrant inducement (the “Inducement Agreement”) with certain warrant holders (the “Warrant Holders”) which references the warrants (the “Existing Warrants”) registered for sale under both the registration statements on Form S-1 (file No. 333-269743) and/or the registration statement on Form S-1 (File No. 333-275011) (the “Registration Statements”) in the amount of 13,247,045 warrants to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

Pursuant to the Inducement Agreement, the holders of the Existing Warrants agreed to reduce the exercise price of their Existing Warrants totaling 13,247,045, from $0.64 per share to $0.33 per share. Additionally, the Company agreed to issue unregistered warrants with an exercise price of $0.45 per share to purchase 13,247,045 shares of Common Stock (the “New Warrants”), pursuant to a warrant agreement (the “New Warrant Agreement”).

The transactions contemplated by the Inducement Agreement and the New Warrant Agreement are expected to close on or around May 30, 2024. If exercised in full, the Company will receive aggregate gross proceeds up to approximately $4,371,524, before deducting expenses payable by the Company.

IF and to the extent the Existing Warrants are exercised, the Company expects to use the net proceeds from these transactions for capital expenditures, including among others, the initial payment of $1 million relating to the Asset Purchase Agreement dated May 20, 2024, with Nephron Pharmaceuticals Corporation, as well as working capital and other general corporate purposes.

Terms of the New Warrants

The New Warrants will have an exercise price of $0.45 per share and will be exercisable on and after the date that is sixty (60) days following the date of issuance.

The New Warrants will expire on the five (5) year anniversary of their initial exercise date. If at the time of exercise there is no effective registration statement registering the New Warrants, or the prospectus contained therein is not available for the issuance of the New Warrants to the holder or the resale of the New Warrants by the holder, then the New Warrants may also be exercised, in whole or in part, at such time by means of a “cashless exercise”.

The exercise price and the number of shares of Common Stock issuable upon exercise of each New Warrant are subject to certain adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. In the event of a fundamental transaction, as described in the New Warrant Agreement, the holders of the New Warrants will be entitled to receive upon exercise of the New Warrants the, from the Company or any successor entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value (as defined in the New Warrant Agreement) of the unexercised portion of the New Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the fundamental transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the fundamental transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such fundamental transaction, such holders of Common Stock will be deemed to have received common stock/shares of the successor entity (which entity may be the Company following such fundamental transaction) in such fundamental transaction.

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The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a holder prior to the issuance of any New Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the New Warrant.

The New Warrant Agreement does not entitle the holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

The New Warrants described herein have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold in the United States absent registration or an applicable exemption from the registration requirements.

The foregoing descriptions of each of the Inducement Agreement and the New Warrant Agreement do not purport to be complete and are each qualified in their entirety by reference to the full text of the forms of the Inducement Agreement and the New Warrant, copies of which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The New Warrants have not been registered under the Securities Act, and may not be sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. Based in part upon the representations of the holder in the Inducement Agreement, the offering and sale of the New Warrants is exempt from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of New Warrant.
10.1	Form of Warrant Inducement Agreement by and between Sharps Technology, Inc. and Holder(s)
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2024

SHARPS TECHNOLOGY, INC.

/s/ Andrew R. Crescenzo
Andrew R. Crescenzo
Chief Financial Officer

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